QUESADA MONGE & ASOCIADOS

ATTORNEYS - NOTARIES

Public Registry of Ownership.-

Property Section.-

Vania S.A. sells its farm to Deltron Holding Corporation S.A.-

Public document issued: At seventeen hours on the twenty-eighth of March of the year Two Thousand Six.-

Notarial certified copy issued: At the same time the original is issued.-

Number two hundred twenty-eight - one. Before me, Luis Diego Quesada Araya, notary public of San Jose, do appear: Irene Valenciano Fallas, of legal age, married once, Bachelor's degree in Pharmacy, bearer of identity card number one five hundred ninety-seven four hundred ninety-eight, residing in San Francisco de Dos Rios, La Pacifica development, acting herein in her capacity as Secretary with the authority of an unlimited power of attorney without monetary restriction for the company herein, named Vania Sociedad Anonima, a duly registered and active company to which the undersigned notary attests in the Commercial Section of the Public Registry at volume seven hundred sixty-two, page one hundred twenty-two, entry one hundred seventy-two, with legal identification number three- one hundred one- one three seven two six one; and Messrs. Shawn Phillips, with a single surname because of his Canadian nationality, of legal age, married, a businessman, residing at four thousand three hundred thirty-six Capilano Road, North Vancouver, British Columbia V six R - four J seven, Canada, bearer of a passport from his country number VM seven three nine nine two one, and Hilda Rivera Mora, of legal age, married, a housewife, with identity card number six - one nine nine - zero zero six, residing in La Aurora de Alajuelita, four hundred meters north of the Bus Terminal, who act herein in their capacity as joint grantees of an unlimited power of attorney without monetary restriction of the company herein named Deltron Holding Corporation Sociedad Anonima, a company duly registered and to which the undersigned notary attests in the Commercial Section of the Public Registry at volume five six zero, entry one two eight seven one, with legal identification number three - one hundred one - four two one three zero eight, and they say: That the first appearing party is the owner of the farm of the party of Heredia, at entry one four eight six one five - zero

QUESADA MONGE & ASOCIADOS

ATTORNEYS - NOTARIES

zero zero, which is land for the building of lot twenty-two-C, located in district one San Isidro, canton six San Isidro of Heredia province, which boundaries are, to the north: Compania Agricola e Industrial San Isidro S.A.; south: Compania Agricola e Industrial San Isidro S.A.; east: Compania Agricola e Industrial San Isidro S.A.; west: a public street of twenty meters and eleven centimeters, the farm measures five hundred ninety-two square meters and ninety-seven square decimeters, the plat map to which the undersigned notary attests is duly registered in the National Real Estate Registry at number H - zero two six four nine one zero - Nineteen Hundred Ninety-Five, and she sells the above-described and listed farm, free of annotations [in the Registry of any dispute over the rights to the property] and of national and municipal taxes and with the liens indicated in the Registry, and this easement transferred exactly: two five four - zero six three seven one - zero one - zero nine zero one - zero zero one, to the second appearing party. The second and third appearing parties accept the sale on behalf of their client. For tax purposes, the sale is estimated in the amount of nineteen million three hundred forty-eight thousand colones exactly. I shall issue a first notarial certified copy in accordance with the law. I read what is written to the appearing parties, they approve it and we sign it in the city of San Jose at seventeen hundred hours of the twenty-eighth day of March of the year Two Thousand Six. The parties authorize the undersigned notary to correct the original or notarial certified copy of this document if necessary for its proper registration. ---------ILLEGIBLE--------------ILLEGIBLE------------ILLEGIBLE------------LUIS DIEGO QUESADA ARAYA------------THE PRECEDING IS A COPY OF THE FIRST NOTARIAL CERTIFIED COPY OF PUBLIC DOCUMENT NUMBER TWO HUNDRED TWENTY-EIGHT - ONE, WHICH CAN BE SEEN AT PAGE ONE HUNDRED NINETY FRONT OF VOLUME NUMBER ONE OF MY NOTARIAL REGISTRY. IT WAS COMPARED WITH ITS ORIGINAL AND FOUND TO AGREE AND I ISSUE IT AT THE SAME TIME THAT THE ORIGINAL IS ISSUED. --------------------------------------

[illegible signature]

[Seal of the

Public Notary]